                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  June 11, 2003

                ADVANTA EQUIPMENT RECEIVABLES SERIES 2000-1 LLC
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                   NV                             333-93915                      88-0454146
---------------------------------------        ----------------       -------------------------------
             (State or Other                   (Commission File       (I.R.S. Employer Identification
      Jurisdiction of Incorporation)               Number)                            No.)



     639 Isbell Road, Suite 390-1
               Reno, NV                                                              89509
---------------------------------------                                ------------------------------
(Address of Principal Executive Offices)                                           (Zip Code)


        Registrant's telephone number, including area code 775-823-3080
                                                           ------------
                                    No Change
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits

           The following exhibit is furnished herewith:

           21 Monthly Servicer's Certificate issued on June 11, 2003 relating to the Equipment Receivables Asset-Backed Notes, Series 2000-1, prepared by the Servicer and sent to the Trustee pursuant to Section 2.01(a) of the Series 2000-1 Transfer and Servicing agreement dated as of March 1, 2000 covering the period of May 1, 2003 through May 31, 2003.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   ADVANTA EQUIPMENT RECEIVALBES
                                                   SERIES 2000-1 LLC,
                                                   As Registrant

                                                   By     /s/  MARK SHAPIRO
                                                          -----------------

                                                   Name:  Mark Shapiro
                                                   Title: Manager

Dated:  June 11, 2003

                                  Exhibit Index

Exhibit No.                                                                                   Page
-----------                                                                                   ----
       21.1        Monthly Servicer's Certificate dated June 11, 2003 prepared by the           8
                   Servicer and sent to the Trustee pursuant to Section
                   2.01 (a) of the Series 2000-1 Transfer and Servicing
                   Agreement covering the period of May 1, 2003 through
                   May 31, 2003.

NOTE:

We hit the Cumulative Net Loss Percentage trigger event as of the end of October 2002 collection period. At this time the Cumulative Net Loss Percentage exceeds the Loss Trigger Level Percentage of 7.25%. Principal payments will be made sequentially, so that available funds, after paying amounts due to the trustee and the servicer and after paying interest on the notes, will be applied to pay the full principal amount of each class before any amount is used to pay the next class. As such, principal will be paid in full on Class A-3, then Class B, then Class C, then Class D, then Class E and, finally, Class F.

We previously had hit the Cumulative Net Loss Percentage trigger as of the end of the October 2001 collection period. At that time the Cumulative Net Loss Percentage exceeded the Loss Trigger Level Percentage of 6.00%. Then in March 2002, the Loss Trigger Level Percentage increased from 6.00% to 7.25%. The change in the Loss Trigger Level Percentage had resulted in a cure of the trigger event from March 2002 through September 2002.